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                                                                   EXHIBIT 10.51

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                       OF
                            NEXTERA ENTERPRISES, INC.

                  THIS AGREEMENT is made by and between Nextera Enterprises, Inc., a Delaware corporation (the "COMPANY"), and Steven B. Fink, Chief Executive Officer of the Company ("OPTIONEE"):

                  WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its Class A Common Stock;

                  WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

                  WHEREAS, the Committee appointed to administer the Plan has determined effective October 29, 1999 (the "COMMITMENT DATE") that it would be to the advantage and best interest of the Company and its stockholders to grant the Non-Qualified Option provided for herein to the Optionee for the reasons described above and as an inducement to enter into or remain in the service of the Company and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officer to issue said Option.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

SECTION 1.1 - AGREEMENT

                  "AGREEMENT" shall mean this Non-Qualified Stock Option Agreement of Nextera Enterprises, Inc.

SECTION 1.3 - CAUSE

                  "CAUSE" shall mean acts of disloyalty or dishonesty, which results in or is intended to result in personal enrichment to the Optionee at the expense of the Company; acts of moral turpitude or illegal or unprofessional conduct which may adversely affect the reputation of the Company or its relationships with its customers or suppliers; fraudulent conduct in connection with the business or affairs of the Company, without regard to the intent of any such conduct; or material and intentional violation by the Optionee of directives from the Board.

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SECTION 1.3 - OPTION

                  "OPTION" shall mean the option to purchase Class A Common Stock of the Company granted under this Agreement. This Option shall not be an incentive stock option within the meaning of Section 422 of the Code.

SECTION 1.4 - PLAN

                  "PLAN" shall mean The 1998 Equity Participation Plan of Nextera Enterprises, Inc., as the same may be restated, amended, modified or supplemented.

                                   ARTICLE II

                                 GRANT OF OPTION

SECTION 2.1 - GRANT OF OPTION

                  In consideration of the Optionee's agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of 800,000 shares of its Class A Common Stock upon the terms and conditions set forth in this Agreement and the Plan. This Option shall not be an incentive stock option within the meaning of Section 422 of the Code.

SECTION 2.2 - PURCHASE PRICE

                  The purchase price of the shares of stock covered by this Option shall be equal to $5.3125 per share without commission or other charge.

SECTION 2.3 - CONSIDERATION TO COMPANY

                  In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

SECTION 3.1 - COMMENCEMENT OF EXERCISABILITY

                  (a) The Option shall become exercisable in installments as follows:

                           (i) The first installment shall consist of 200,000 shares of Class A Common Stock covered by the Option and shall become exercisable at such time as the closing price for the

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         Class A Common Stock on the Nasdaq National Market or such other national securities exchange upon which the Class A Common Stock may in the future be listed, for a period of twenty (20) consecutive trading days equals or exceeds $7.50 per share.

                           (ii) The second installment shall consist of 200,000 shares of Class A Common Stock covered by the Option and shall become exercisable at such time as the closing price for the Class A Common Stock on the Nasdaq National Market or such other national securities exchange upon which the Class A Common Stock may in the future be listed, for a period of twenty (20) consecutive trading days equals or exceeds $10.00 per share.

                           (iii) The third installment shall consist of 400,000 shares of Class A Common Stock covered by the Option and shall become exercisable at such time as the closing price for the Class A Common Stock on the Nasdaq National Market or such other national securities exchange upon which the Class A Common Stock may in the future be listed, for a period of twenty (20) consecutive trading days equals or exceeds $12.50 per share.

                  (b) Subject to Section 3.4, no portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

SECTION 3.2 - DURATION OF EXERCISABILITY

                  The installments provided for in Section 3.1 hereof are cumulative. Each such installment which becomes exercisable pursuant to Section
3.1 hereof shall remain exercisable until it becomes unexercisable under Section
3.3 or as otherwise provided under the Plan.

SECTION 3.3 - EXPIRATION OF OPTION

                  The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                  (a) The expiration of ten (10) years from the Commitment Date; or

                  (b) The expiration of ninety (90) days from the date of the Optionee's Termination of Employment for any reason except death or for Cause; or

                  (c) The expiration of three hundred and ninety (390) days from the date of the Optionee's Termination of Employment due to the Optionee's death; or

                  (d) The date of the Termination of Employment if such termination is for Cause.

SECTION 3.4 - ACCELERATION OF EXERCISABILITY

                  (a) Notwithstanding Section 3.1 hereof, in the event of Optionee's death prior to the vesting of one or more installments of the Option set forth in Section 3.1, such installment(s) shall be deemed to be exercisable if such installment(s) would have become exercisable in accordance with the terms of Section 3.1 within the twelve (12) months following the Optionee's death.

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                  (b) Notwithstanding Section 3.1 hereof, in the event of
Optionee's Termination of Employment by the Company not for Cause, the Option shall become fully exercisable immediately upon the Optionee's Termination of Employment.

                                   ARTICLE IV

                               EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

                  During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3 hereof or as otherwise provided under the Plan, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 4.2 - PARTIAL EXERCISE

                  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under
Section 3.3 hereof or as otherwise provided under the Plan; provided, however, that each partial exercise shall be for not less than ten (10) shares and shall be for whole shares only.

SECTION 4.3 - MANNER OF EXERCISE

                  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3 hereof or as otherwise provided under the Plan:

                  (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and

                  (b) (i) Full cash payment to the Secretary of the Company for the shares with respect to which the Option or portion is exercised; or

                      (ii) With the consent of the Committee, shares of the Company's Class A Common Stock which have been owned by the Optionee for a period of more than six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

                      (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

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                      (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii);
and

                  (c) A bona fide written representation and agreement, in the form attached hereto as EXHIBIT A (or, at the discretion of the Committee, such other form which the Committee deems satisfactory), signed by the Optionee or other person then entitled to exercise the Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise the Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on the Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                  (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; or with the consent of the Committee, the consideration described in clauses (ii) and (iii) of Section 4.3(b) above equal to the sums required to be withheld, may be used to make all or part of such payment; and; and

                  (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 hereof by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 4.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

                   The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any

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other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency, including any approval which may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option; and

                  (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience. SECTION 4.5 - RIGHTS AS STOCKHOLDER

                  The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                    ARTICLE V

                                OTHER PROVISIONS

SECTION 5.1 - ADMINISTRATION

                  The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

SECTION 5.2 - OPTION NOT TRANSFERABLE

                   Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Option has been exercised (and, in such event, solely in accordance with the terms and conditions of this Agreement and the Plan), or the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall

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be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

SECTION 5.3 - SHARES TO BE RESERVED

                  The Company shall at all times during the term of the Option reserve and keep available such number of shares of Class A Common Stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.4 - NOTICES

                  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

SECTION 5.5 - TITLES

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.6 - CONSTRUCTION

                  This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

SECTION 5.7 - CONFORMITY TO SECURITIES LAWS

                  The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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SECTION 5.8 - AMENDMENTS

                  This Agreement and the Plan may be amended without the consent of the Optionee provided that such amendment would not impair any rights of the Optionee under this Agreement. No amendment of this Agreement shall, without the consent of the Optionee, impair any rights of the Optionee under this Agreement.

SECTION 5.9 - INCORPORATION OF PLAN

                  This Agreement is made pursuant to the provisions of the Plan which is incorporated by reference herein. Terms used herein shall have the meaning employed by the Plan, unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.


                  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

Dated:  ________, 2000

                                           NEXTERA ENTERPRISES, INC.,
                                           a Delaware corporation


                                           By
                                             -----------------------------------
                                                 Name:  Stanley E. Maron
                                                 Title:  Secretary



------------------------------------
        Steven B. Fink
           Optionee


------------------------------------


------------------------------------
           Address


Optionee's Taxpayer
Identification Number:

------------------------------------

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                                                                       EXHIBIT A


                            NEXTERA ENTERPRISES, INC.
                          NOTICE OF EXERCISE OF OPTION


Name:  _________________________________________________________________________

Social Security Number:  _______________________________________________________

I hereby give notice of the exercise of the following shares:

--------------------------------------------------------------------------------
  Type of        Date         Number of          Option          Payment
  Option        Granted        Shares             Price            Due
  ------        -------        ------             -----            ---
                                           X                =
-----------     ----------   -----------         --------        --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Method of
Payment:  ____ Personal Check  ____ Wire Transfer   ____ Previously Owned Shares

In the case of an exercise using previously-owned shares, I hereby certify ownership of sufficient number of shares of Class A Common Stock for a period of at least six months to effect such exercise.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax Withholding
Method:  ____ Personal Check        ____ Wire Transfer
--------------------------------------------------------------------------------

Address to be used for
Stockholder Mailings:  _________________________________________________________

--------------------------------------------------------------------------------

Address where Certificate
should be mailed:  _____________________________________________________________

--------------------------------------------------------------------------------

In connection with the purchase of the Class A Common Stock, par value $.001 per share (the "Securities") of Nextera Enterprises, Inc., a Delaware corporation (the "Company"), the undersigned optionee ("Optionee") represents to the Company the following:

         1. Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with any "distribution" thereof within the meaning of the Securities Act of


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              1933, as amended (the "Securities Act"), except as may be
              permitted under the Securities Act and applicable rules and regulations promulgated thereunder.

         2. Optionee agrees to indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if the purchase or any sale or distribution of the Securities by Optionee is contrary to the representation and agreement referred to above.

In connection with this stock option exercise, please contact:

         - The Company's legal counsel if you plan to sell the shares issued upon the exercise of this option.

         - The Company's accounting department regarding your tax withholding liability for this option exercise.



----------------------------     -----------------------------------------------
           Date                              Optionee's Signature

INSIDER TRADING (SECTION 10b-5) REMINDERS Both the federal securities laws and Company policy prohibit transactions in the Company's Common Stock at a time when you may be in possession of material information about the Company which has not been publicly disclosed. This also applies to members of your household, anyone receiving information regarding the Company from you, as well as all others whose transactions may be attributable to you. Material information, in short, is any information which could affect the stock price. Either positive or negative information may be material.

YOU MAY BE SUBJECT TO ADDITIONAL LEGAL RESTRICTIONS AND REQUIREMENTS. CONTACT THE COMPANY'S LEGAL COUNSEL WITH ANY QUESTIONS.

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